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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ------------------------------------

                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        March 2, 2000 (February 28, 2000)


                             HEALTH & LEISURE, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                      0-15807                31-1190725
(State or other jurisdiction        Commission             (IRS Employer
 of incorporation)                  File Number)         Identification No.)

203 East Broad Street, Columbus, Ohio                           43215
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (614) 228-2225


                                    No Change
          (Former name or former address, if changed since last report)

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Item 4   Changes in Registrant's Certifying Accountant.

     (b) On February 17, 2000, the Registrant filed a current report on Form 8-K in response to a letter dated February 10, 2000 from its independent accountant, Harmon & Company, CPA, Inc., informing the Registrant that it had discontinued its business and therefore was resigning as the Registrant's independent accountant for the fiscal year ended December 31, 1999. On February 28, 2000, the Registrant hired Jones, Jensen & Company, LLC as its new independent accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEALTH & LEISURE, INC.



Date:  March 2, 2000                    By: /s/  Robert M. Feldman

                                            Robert M. Feldman
                                            President and Director